Exhibit 10(a)

                      SUPPLEMENTAL AGREEMENT



          SUPPLEMENTAL AGREEMENT made as of January 1, 1996, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation") and FRANK B. LOWE (hereinafter referred to as "Executive").


                       W I T N E S S E T H:


          WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of January 1, 1991 (hereinafter referred to as the "Agreement"); and
          WHEREAS, the Corporation and Executive desire to amend the Agreement;
          NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:
          i. Section 6.1 of the Agreement is hereby amended effective January 1, 1996, so as to delete "five" and to substitute therefor "ten".

          2.   Except as hereinabove amended, the Agreement shall
               continue in full force and effect.
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          3.   This Supplemental Agreement shall be governed by
               the laws of the State of New York.

                                   THE INTERPUBLIC GROUP OF
                                   COMPANIES, INC.


                                   By: C. KENT KROEBER


                                   FRANK B. LOWE

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